Pensions	12 Months Ended
Jun. 30, 2026
Pensions

30. Pensions

The Company’s principal pension plan comprises the compulsory superannuation scheme in Australia, where the Company contributed 12.0% during the year (year ended June 30, 2025: 11.5%). A pension scheme is also in place for U.K. employees, where the Company contributes 7% (year ended June 30, 2025: 7%; year ended June 30, 2024: 7%). A pension scheme is also in place for Netherlands employees where the Company is required to contribute 10.3%. The pension charge for the year represents contributions payable by the Group which amounted to $0.1 million (year ended June 30, 2025: $0.04 million; year ended June 30, 2024: $0.1 million).

	As at June 30
(US dollars in thousands)	2026	2025	2024
VivoPower International Services	19	-	11
KESW EL Pty Ltd	-	-	95
Tembo EV Pty Ltd	-	20	-
Tembo Technologies Pty Ltd	69
Tembo 4x4 e-LV B.V.	7	14	-
KESW SO Pty Ltd	-	-	1
VIWR AU Pty Ltd	-	1	19
Total Pension recognized in P&L	95	35	126